SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 333-191063

Date of Report: July 14, 2017

WINHA INTERNATIONAL GROUP LIMITED

Nevada	47-2450462
(State of other jurisdiction of incorporation or organization	(IRS Employer Identification No.)

3rd Floor, No. 19 Changyi Road, Changmingshui Village Wuguishan Town, Zhongshan City, P.R. China	528458
(Address of principal executive offices)	(Zip Code)

86-760-8896-3655
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On July 14, 2017, the Registrant's Australian subsidiary, Winha Commerce and Trade International Limited ("Australian Winha"), filed with the Australian Securities Exchange its Financial Report for the Year Ended 31 March 2017, setting forth financial statements of Australian Winha during that period.  A copy is being filed as an exhibit to this Current Report.

 Item 9.01  Financial Statements and Exhibits

Exhibits

99.1	Financial Report for the Year Ended 31 March 2017 filed by Winha Commerce and Trade International Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 17, 2016	Winha International Group Limited
By: /s/ Chung Yan Winnie Lam
Chung Yan Winnie Lam, President